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***: CERTAIN MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT. SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES EXCHANGE COMMISSION.

HK SYSTEMS
P.O. BOX 1512                                                                                     PURCHASE ORDER
Milwaukee, WI 53201-1512                                                                     ---------------------------------
PHONE (414) 860-7000  FAX (414) 860-7011                                                       P.O NUMBER           PAGE
                                                                             -------------------------------------------------
                                                                                 251258-00      251197-00            01
                                                                             -------------------------------------------------
                                                                                 P.O. DATE     ORDER TYPE        CHANGE/CANCEL
                                                                             -------------------------------------------------
Mail invoice to above address                                                     02/26/99       DROP                CHANGE
ATTN: ACCOUNTS PAYABLE                                                                           SHIP                03/18/99
                                                                             -------------------------------------------------

409125                                                                       HK Systems-DaimlerChrysler
                                                                             Belvidere Stamping Plant
ORDERED         NDC Automation                                    SHIP       3000 W. Chrysler Drive
FROM            3101 Latrobe Drive                                TO         Belvidere, IL  61008
                Charlotte, NC  28211                                         Attn:  Dan Bowers
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TERMS               ACKNOWLEDGEMENT           CONFIRMING       FOB                   SHIP VIA                        COL/PPD
                    REQUIRED BELOW             ORDER
------------------------------------------------------------------------------------------------------------------------------------
NET 60              YES                       YES          DEST/INCLUDE          BEST WAY SURFAC
------------------------------------------------------------------------------------------------------------------------------------
 LINE                QUANTITY   U/M                 OUR ITEM #            YOUR ITEM #        UNIT            REQUIRED         CHANGE
NUMBER               ORDERED                              DESCRIPTION/COMMENTS               PRICE           DATE             CANCEL
------------------------------------------------------------------------------------------------------------------------------------

The supplier warrants that any and all software and firmware provided, whether specifically itemized or as part of a product or service, shall not contain any code or instruction sets which may cause errors or faults conditions to occur as a result of the year 2000 being used as input or output of 'date' fields used by such software or firmware.

    001                1        LO        ORIGINAL ORDER DATED 02/26/99                        .000          09/19/99
                                                                                            EXTENDED PRICE                     .000

    002                1        LO        PROVIDE THE FOLLOWING SERVICES
                                          -TWO (2) NEW LASER GUIDED VEHICLES (LGVS)
                                          PER DESIGN DISCUSSIONS
                                          -RETROFIT FOUR (4) LGVS PER DESIGN
                                          DISCUSSION
                                          -NEW GUIDPATH FRO DUAL LOADING AT 'D' PRESS
                                          -NEW PROGRAM AND CONTROLS FOR LGV'S
                                          -INTERFACE WITH CONVEROR STATIONS AT NEW
                                          LOCATIONS

                                          -REFER TO TERMS AND CONDITIONS AGREED TO
                                          BETWEEN HK AND NDC ON PREVIOUS P.O.
                                          #240223 AND #251197
                                          -REFER TO NDC REVISED PROPOSAL #9612-002a
                                          DATED 1/29/99
                                          -REFER TO ATTACHED PROJECT SCHEDULE FOR
                                          REQUIRED DELIVERY DATES

    003                1        LO        A CURRENT CERTIFICATE OF INSURANCE MUST BE           .000          09/19/99
                                          ON FILE AT HK SYSTEMS, INC. BEFORE THE START      EXTENDED PRICE                      .000
                                          OF ANY SITE WORK.  SEE HK SYSTEMS TERMS
                                          AND CONDITIONS ON THE REVERSE SIDE OF THIS
                                          PURCHASE ORDER FOR REQUIREMENTS
                                                                                            TOTAL EXT PRICE =                    ***
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                      TERMS AND CONDITIONS PRINTED                      COMMENTS
                      REVERSE SIDE ARE PART OF THIS                          DROP SHIP ORDER - SEND BILL TO ADDRESS AT TOP OF FORM
                      ORDER                                                 TAX EXEMPT
                                                                            CONFIRMING ORDER ONLY
                                                                                                  CC: S. HUNTER, C. PANKOP
                                                                                                          134098-0467
                                                                       -------------------------------------------------------------
                                                                       /s/  ROBERT S. SCHMIDT             230115-4500

                                                                       -------------------------------------------------------------
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